SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                         Date of Report: December 9, 2002
                        (Date of earliest event reported)


                                  OWENS CORNING
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                  1-3660                    34-4323452
 (State or Other Jurisdiction       (Commission               (IRS Employer
        of Incorporation)           File Number)           Identification No.)



                            One Owens Corning Parkway
                               Toledo, Ohio 43659
                    (Address of Principal Executive Offices)


                                 (419) 248-8000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           December 9, 2002 Press  Release.   On December 9, 2002,  Owens
                  Corning issued the press release  attached  hereto as  Exhibit
                  99.   Such   press release  is  incorporated  herein  by  this
                  reference.

Item 7.           Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number    Description
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99                Press Release of Owens Corning dated December 9, 2002

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              OWENS CORNING


Date: December 9, 2002                              By:  /s/ Michael H. Thaman
                                                        ----------------------
                                                        Michael H. Thaman
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99                Press Release of Owens Corning dated December 9, 2002.